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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of BostonFed Bancorp, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, John A. Simas, Executive Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C.Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

         - The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         - The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

         DATE: March 31, 2003
                                       /s/ John A Simas
                                       -----------------------------------------
                                       John A. Simas
                                       Executive Vice President, Chief
                                       Financial Officer and Secretary



A signed original of this written statement required by Section 906 has been provided to BostonFed Bancorp, Inc. and will be retained by BostonFed Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.